--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1998


Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,


/s/Laurence D. Fink                            /s/Ralph L. Schlosstein
-------------------                            -----------------------
Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Florida Insured Municipal 2008 Term Trust ("the Trust") for the six months ended June 30 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") Florida tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:


                                 ---------------------------------------------------------------------
                                  6/30/98      12/31/97        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------
  STOCK PRICE                     $16.0625      $16.0625        0.00%         $16.3750      $15.6250
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $16.32        $16.35         (0.18%)        $16.53        $16.18
------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Florida's economy remains strong, particularly in the trade and service sector, and the State is projecting 1998's growth rate to be 2.3%. This growth is in part fueled by the increasing population, which grew nearly 2% in 1996 to over 14 million residents. Additionally, the tourism industry has rebounded, particularly in Dade County. Lastly, Florida's fiscal year 1998 revenues, which are heavily dependent on sales tax receipts, are ahead of projections; the surplus could exceed last year's combined reserve fund of $1 billion.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.69% (as measured by the LEHMAN BROTHERS MUNICIPAL INDEX) versus the LEHMAN BROTHERS AGGREGATE INDEX'S 3.91% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investor focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The credit quality of most issuers remains strong, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. We have continued to minimize trading activity in the Trust during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment remains the most prudent strategy.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------
         SECTOR                        JUNE 30, 1998       DECEMBER 31, 1997
--------------------------------------------------------------------------------
         Education                          21%                   20%
--------------------------------------------------------------------------------
         Water &Sewer                       18%                   18%
--------------------------------------------------------------------------------
         Tax Revenue                        17%                   17%
--------------------------------------------------------------------------------
         Transportation                     14%                   14%
--------------------------------------------------------------------------------
         Hospital                           12%                   12%
--------------------------------------------------------------------------------
         County, City and State              9%                    9%
--------------------------------------------------------------------------------
         Utility/Power                       5%                    5%
--------------------------------------------------------------------------------
         Resource Recovery                   4%                    4%
--------------------------------------------------------------------------------
         Lease Revenue                       --                    1%
--------------------------------------------------------------------------------

      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's neutral interest rate policy has allowed the Trust's leverage costs to remain reasonable. At the present, we believe that leverage will continue to positively contribute to the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Florida Insured Municipal 2008 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM
(7236) if you have specific questions which were not addressed in this report.

Sincerely yours,





/s/Robert S. Kapito                         /s/Kevin Klingert
-------------------                         -----------------
Robert S. Kapito                            Kevin Klingert
Vice Chairman and                           Managing Director and
  Portfolio Manager                           Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BRF
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                               $16.0625
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                   $16.32
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98 ($16.0625)1:            5.37%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                   $0.07188
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:                $0.86256
--------------------------------------------------------------------------------




----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  Dividend is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                           CALL             VALUE
RATING*      (000)                                 DESCRIPTION                           PROVISIONS++        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--143.8%
   AAA     $ 1,500   Altamonte Springs Wtr. & Swr. Sys. Rev.,
                        6.00%, 10/01/08, FGIC .....................................       10/02 at 102    $ 1,625,280
   AAA      10,000   Brevard Cnty. Sch. Brd., C.O.P., Ser. A,
                        6.375%, 7/01/02+, AMBAC ...................................             N/A        11,030,000
                     Canaveral Port Auth. Impvt. Rev., FGIC,
   AAA       2,980      6.00%, 6/01/07 ............................................        06/02 at 102     3,230,022
   AAA       3,155      6.00%, 6/01/08 ............................................        06/02 at 102     3,407,779
   AAA       1,000   Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08, AMBAC .....        10/05 at 102     1,115,560
   AAA       5,000   Dade Cnty. G.O., Ser. A, Zero Coupon, 2/01/08, MBIA ..........       02/06 at 92.85    3,186,050
   AAA       5,465   Dade Cnty. Sch. Brd., C.O.P., Ser. A, 5.75%, 5/01/04+, MBIA, .             N/A         5,804,525
   AAA       2,500   Dade Cnty. Sch. Dist. Rev., 6.125%, 8/01/01+, FGIC ...........             N/A         2,651,925
   AAA       2,000   Dade Cnty. G.O., Ser. B, Zero Coupon, 10/01/08, AMBAC ........        No Opt. Call     1,258,199
   AAA       2,500   Daytona Beach Wtr. & Swr. Rev., 6.00%, 11/15/09, AMBAC .......        11/02 at 102     2,693,325
                     Duval Cnty. Sch. Dist., G.O., AMBAC,
   AAA       3,015      6.30%, 8/01/06 ............................................        08/02 at 102     3,267,386
   AAA       9,000      6.30%, 8/01/07 ............................................        08/02 at 102     9,735,840
                     Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
   AAA       2,450      Ser. A, 6.10%, 1/01/03+ ...................................             N/A         2,684,465
   AAA       1,595      Ser. B, 6.125%, 1/01/09 ...................................        No Opt. Call     1,805,046
   AAA       8,255   Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev.,
                        Pub. Ed., 6.125%, 6/01/08, FGIC ...........................        06/02 at 10     18,880,069
                     Florida St. Div. Bd. Fin. Dept. Rev. Nat.
                        Res.& Pres., Ser. 2000-A,
   AAA      14,500      6.25%, 7/01/02+, MBIA .....................................             N/A        15,775,710
   AAA       2,500      6.75%, 7/01/01+, AMBAC ....................................             N/A         2,736,100
   AAA       3,000   Greater Orlando Aviation Auth., Arpt. Facs.
                        Rev., Ser. D, 6.20%, 10/01/08, AMBAC ......................        10/02 at 102     3,285,960
   AAA      10,000   Hillsborough Cnty., Tampa Intl. Arpt. Aviation Rev.,
                        Ser. A, 5.75%,
                        10/01/11, AMBAC ...........................................        10/99 at 104    10,515,900
                     Hillsborough Cnty., Cap. Impvt., FGIC,
   AAA       2,630      6.25%, 8/01/04+ ...........................................             N/A         2,944,048
   AAA       1,500      6.60%, 8/01/04+ ...........................................             N/A         1,707,030
   AAA       5,000   Hillsborough Cnty., Sch. Brd., C.O.P.,
                        5.875%, 7/01/04+, MBIA ....................................             N/A         5,517,150
                     Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt.
                        Spec. Benefit, Ser. A, MBIA,
   AAA       3,000      5.625%, 5/01/08 ...........................................        05/05 at 102     3,249,750
   AAA       2,910      5.75%, 5/01/09 ............................................        05/05 at 102     3,157,292
   AAA       4,000   Jacksonville Elec. Auth. Rev., 5.75%, 10/01/12, AMBAC ........        10/02 at 101     4,190,560
   AAA       5,000   Jacksonville G.O., Ser. A, 5.50%, 10/01/12, AMBAC ............        10/02 at 102     5,229,650
   AAA       2,000   Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien,
                        5.875%, 10/01/08, FGIC ....................................        No Opt. Call     2,233,260
                     Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr.
                        Proj., Ser. B, FGIC,
   AAA       6,605      6.10%, 11/15/02+ ..........................................             N/A         7,245,949
   AAA       3,245      6.10%, 11/15/08 ...........................................        11/02 at 102     3,491,198
   AAA       1,100   Lakeland Wastewater Impvt. Rev., 5.50%, 10/01/08, MBIA .......        10/02 at 102     1,164,537
   AAA       4,500   Lee Cnty. Arpt. Rev., Ser. A, 5.50%, 10/01/10, AMBAC .........        10/02 at 100     4,653,810
   AAA       4,750   Lee Cnty. G.O., Ser. A, 7.30%, 10/01/07, MBIA ................        10/99 at 102     5,041,650
   AAA       1,650   Lee Cnty. Local Option Gas Tax Rev., 5.50%, 10/01/99+, MBIA ..             N/A         1,685,458
   AAA       1,000   Marion Cnty. Hosp. Dist. Rev., Munroe Regl.
                        Med. Ctr., 6.20%, 10/01/07, FGIC ..........................        10/02 at 102     1,093,270


                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                           CALL             VALUE
RATING*      (000)                                 DESCRIPTION                           PROVISIONS++        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

   AAA     $ 3,750   Melbourne Wtr. & Swr. Rev., Ser. C, 6.25%, 10/01/08, FGIC ....        10/02 at 102  $  4,106,962
   AAA      11,000   Miami Beach Hlth. Fac. Auth. Hosp. Rev.,
                        Mt. Sinai Med. Ctr. Proj., 6.25%, 11/15/08, FSA ...........        11/02 at 102    12,000,120
                     Miami, G.O., FGIC,
   AAA       1,345      5.90%, 12/01/08 ...........................................        No Opt. Call     1,494,860
   AAA       1,000      6.00%, 12/01/09 ...........................................        No Opt. Call     1,121,910
   AAA       1,000   Orange Cnty. Pub. Svc. Tax, 5.70%, 10/01/08, FGIC ............        10/05 at 102     1,091,200
   AAA       1,500   Orange Cnty. Tourist Devel. Tax Rev.,
                        Ser. A, 5.85%, 10/01/08, MBIA .............................        No Opt. Call     1,671,885
   AAA       2,000   Osceola Cnty. Trans. Rev., Osceola Pkwy.
                        Proj., 5.95%, 4/01/08, MBIA ...............................        04/02 at 102     2,144,800
   AAA       3,100   Palm Bay Util. Rev., Ser. B, 6.10%, 10/01/02+, MBIA ..........             N/A         3,394,624
   AAA       7,085   Pasco Cnty. Solid Waste Disp. & Res.
                        Rec. Sys. Rev., 6.00%, 4/01/09, FGIC ......................        04/02 at 102     7,604,968
   AAA      11,000   Pasco Cnty. Wtr. & Swr. Rev.,
                        Ser. A, 6.00%, 10/01/09, FGIC .............................        10/02 at 102    11,887,480
   AAA       1,000   Seminole Cnty. Sch. Brd., C.O.P.,
                        Ser. A, 5.90%, 7/01/04+, MBIA .............................             N/A         1,104,740
   AAA       2,000   Seminole Cnty. Wtr. & Swr. Rev.,
                        6.00%, 10/01/09, MBIA .....................................        No Opt. Call     2,254,140
                     Tampa Wtr. & Swr. Rev., Ser. A, FGIC,
   AAA       1,405         6.25%, 10/01/02+ .......................................             N/A         1,537,674
   AAA       1,095      6.25%, 10/01/12 ...........................................        10/02 at 101     1,176,764
   AAA       4,065   Volusia Cnty. Edl. Fac. Auth. Rev.,
                       Embry-Riddle Aeronautical Univ.,
                        6.50%, 10/15/08, CONNIE LEE ...............................        10/02 at 102     4,473,776
                                                                                                         ------------
                     TOTAL LONG TERM INVESTMENTS (COST $186,346,448) ..............                       204,359,656
                                                                                                         ------------
                     SHORT-TERM INVESTMENTS**--0.3%
                     FLORIDA--0.3%
  A-1+         500   Hillsborough Cnty. Indl. Dev. Auth., P.C.R., Tampa Elec. Co.,
                        4.10%, 7/01/98, FRDD ......................................             N/A           500,000
                                                                                                         ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $500,000) .................                           500,000
                                                                                                         ------------
                     TOTAL INVESTMENTS--144.1% (COST $186,846,448) ................                       204,859,656
                     Other assets in excess of liabilities--2.3% ..................                         3,230,158
                     Liquidation value of preferred stock--(46.4)% ................                       (66,000,000)
                                                                                                         ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........                      $142,089,814
                                                                                                         ============

----------
  * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
  + These bonds are prerefunded. See glossary for definition.
 ++ Option Call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.


         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
--------------------------------------------------------------------------------
        AMBAC -- American Municipal Bond Assurance Corporation
        C.O.P -- Certificate of Participation
   CONNIE LEE -- College Construction Loan Insurance Association
         FGIC -- Financial Guaranty Insurance Company
         FRDD -- Floating Rate Daily Demand
          FSA -- Financial Security Assurance
         G.O. -- General Obligation Bond
         MBIA -- Municipal Bond Insurance Association
       P.C.R. -- Pollution Control Revenue
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $186,846,448)
  (Note 1) .................................................      $ 204,859,656
Cash .......................................................            268,943
Interest receivable ........................................          3,176,349
Other assets ...............................................              9,447
                                                                  -------------
                                                                    208,314,395
                                                                  -------------

LIABILITIES
Investment advisory fee payable (Note 2) ...................             60,126
Administration fee payable (Note 2) ........................             17,179
Dividends payable--preferred stock .........................             27,126
Other accrued expenses .....................................            120,150
                                                                  -------------
                                                                        224,581
                                                                  -------------
NET INVESTMENT ASSETS ......................................      $ 208,089,814
                                                                  =============
Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) .....................................      $      87,071
    Paid-in capital in excess of par .......................        120,907,481
  Preferred shares of beneficial interest
    (Note 4) ...............................................         66,000,000
                                                                  -------------
                                                                    186,994,552
  Undistributed net investment income ......................          3,294,681
  Accumulated net realized loss ............................           (212,627)
  Net unrealized appreciation ..............................         18,013,208
                                                                  -------------
  Net investment assets, June 30, 1998 .....................      $ 208,089,814
                                                                  =============

  Net assets applicable to common
    shareholders ...........................................      $ 142,089,814
                                                                  =============
Net asset value per common share of
  beneficial interest: ($142,089,814 / 8,707,093
  common shares of beneficial interest issued
  and outstanding) .........................................             $16.32
                                                                         ======


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........................          $ 5,789,091
                                                                    -----------
Expenses
  Investment advisory ....................................              363,386
  Administration .........................................              103,825
  Auction agent ..........................................               95,000
  Custodian ..............................................               29,000
  Reports to shareholders ................................               24,000
  Directors ..............................................               16,000
  Audit ..................................................               15,000
  Transfer agent .........................................                8,000
  Legal ..................................................                3,000
  Miscellaneous ..........................................               16,130
                                                                    -----------
  Total expenses .........................................              673,341
                                                                    -----------
Net investment income ....................................            5,115,750
                                                                    -----------

UNREALIZED LOSS ON
  INVESTMENTS (NOTE 3)
Net change in unrealized appreciation
  on investments .........................................             (485,127)
                                                                    -----------

NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .......................          $ 4,630,623
                                                                    ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS              YEAR
                                                                                    ENDED                ENDED
                                                                                  JUNE 30,            DECEMBER 31,
                                                                                    1998                1997
                                                                                 -----------         -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
    Net investment income .........................................           $   5,115,750          $  10,185,612
    Net change in unrealized appreciation on investments ..........                (485,127)             4,566,620
                                                                              -------------          -------------
    Net increase in net investment
       assets resulting from operations ...........................               4,630,623             14,752,232
                                                                              -------------          -------------
DIVIDENDS AND DISTRIBUTIONS:
    To common shareholders from net investment income .............              (3,755,114)            (7,510,256)
    To preferred shareholders from net investment income ..........              (1,129,114)            (2,292,150)
                                                                              -------------          -------------
      Total dividends and distributions ...........................              (4,884,228)            (9,802,406)
                                                                              -------------          -------------
        Total increase (decrease) .................................                (253,605)             4,949,826

NET INVESTMENT ASSETS
Beginning of period ...............................................             208,343,419            203,393,593
                                                                              -------------          -------------
End of period .....................................................           $ 208,089,814          $ 208,343,419
                                                                              =============          =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                          SIX MONTHS
                                             ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30,           ------------------------------------------------------------
                                             1998              1997         1996          1995        1994          1993
                                           --------           -------     --------       -------    --------      --------
PER COMMON SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of the period ......................     $ 16.35            $ 15.78      $ 16.04       $ 13.93    $ 16.13       $ 14.28
  Net investment income ..............        0.59               1.17         1.16          1.15       1.15          1.15
  Net realized and unrealized
    gain (loss) on investments .......       (0.06)              0.52        (0.31)         2.10      (2.27)         1.75
Net increase (decrease)
  from investment operations .........        0.53               1.69         0.85          3.25      (1.12)         2.90
Dividends from net investment income to:
  Preferred shareholders .............       (0.13)             (0.26)       (0.25)        (0.28)     (0.22)        (0.17)
  Common shareholders ................       (0.43)             (0.86)       (0.86)        (0.86)     (0.86)        (0.86)
Distributions from net realized
  gain on investments to:
  Preferred shareholders                        --                 --           --            --         --             *
  Common shareholders ................          --                 --           --            --         --         (0.02)
Distributions in excess
  of net realized gain on investments to:
  Preferred shareholders .............          --                 --          --              *         --            --
  Common shareholders ................          --                 --          --              *         --            --
Total dividends and distributions ....       (0.56)             (1.12)       (1.11)        (1.14)     (1.08)        (1.05)
Net asset value, end of period** .....     $ 16.32          $   16.35     $  15.78       $ 16.04    $ 13.93       $ 16.13
Market value, end of period** ........     $ 16.06          $   16.06     $  15.13       $ 15.00    $ 12.13       $ 14.88

TOTAL INVESTMENT RETURN+ .............        2.70%             12.25%        6.88%        31.26%    (13.27%)        9.94%

RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:++
Expenses .............................        0.95%+++           0.97%       1.02%          1.02%      1.09%         0.99%
Net investment income before
  preferred stock dividend ...........        7.24%+++           7.33%       7.26%          7.55%      7.86%         7.44%
Preferred stock dividends ............        1.60%+++           1.65%       1.54%          1.84%      1.48%         1.10%
Net investment income
  available to common shareholders ...        5.64%+++           5.68%       5.72%          5.71%      6.38%         6.34%

SUPPLEMENTAL DATA:
Average net assets of common
  shareholders (in thousands) ........    $142,429           $138,890    $138,644       $133,042   $127,640      $134,476
Portfolio turnover ...................           0%                 0%          1%            11%        30%            3%
Net assets of common
  shareholders, end of period
  (in thousands) .....................    $142,090           $142,343     $137,394      $139,628   $121,268      $140,416
Preferred stock outstanding
  (in thousands) .....................    $ 66,000           $ 66,000     $ 66,000      $ 66,000   $ 66,000      $ 66,000
Asset coverage per share of
  preferred stock, end of period# ....    $ 78,822           $ 78,918     $ 77,043      $ 77,889   $141,870      $156,376



----------
   * Actual amount paid to preferred shareholders was $0.00344 per common share for the fiscal years ended December 31, 1995 and 1993, respectively. For fiscal year ended December 31, 1995 the actual amount paid to common shareholders was $.001 per common share.
  ** Net asset value and market value are  published in THE WALL STREET  JOURNAL each Monday. # A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a full year are not annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") was organized in Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax and Florida intangible property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

For the six months ended June 30, 1998, the Trust, other than for short-term investments, had no purchases or sales. The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $18,013,208.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of approximately $212,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value of beneficial interest authorized. Of the 8,707,093 common shares outstanding at June 30, 1998, the Adviser owned 7,093 shares. As of June 30, 1998, there were 2,640 Series R7 preferred shares outstanding

   The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,320 shares of beneficial interest and issued a series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series R7--1,320 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred
Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.75% to 4.15% during the six months ended June 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's trustees. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 1998, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.07188 per common share payable July 31, 1998 to shareholders of record on July 15, 1998.

   For the period July 1, 1998 to July 31, 1998 dividends declared on Preferred Stock totalled $186,397 in aggregate for the outstanding Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts.
The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with the investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
      The Annual Meeting of Trust  Shareholders  was held
      May 6, 1998 to vote on the following matters:
     (1) To elect two Directors as follows:
                                         CLASS         TERM        EXPIRING
                                         -----         -----        -------
         Walter F. Mondale .........      II         3 years          2001
         Ralph L.Schlosstein .......      II         3 years          2001

         Directors whose term of office continues beyond this meeting are Andrew F.Brimmer, Richard E. Cavanagh, Kent Dixon,Frank J. Fabozzi, Laurence
         D. Fink,James Grosfeld and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

         Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                        VOTES FOR   VOTES AGAINST  ABSTENTIONS
                                        --------    -----------    ----------
         Walter F.Mondale ..........   6,854,918          0          122,121
         Ralph L.Schlosstein .......   6,892,544          0           84,495
         Ratification of
            Deloitte & Touche LLP ..   6,916,034      7,297           53,708

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Insured Municipal 2008 Term Trust investment objective is to provide current income exempt from federal income tax and Florida intangible personal property tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

---------------------------------------------------------------------------------------------------------------------------
                                   THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                                          GLOSSARY
---------------------------------------------------------------------------------------------------------------------------


CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a fixed  number of  shares  and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                        When a fund's  net asset  value is greater  than its stock  price the fund is said to be trading at a discount.

DIVIDEND:                        Income   generated  by  securities  in  a  portfolio   and   distributed   to
                                 shareholders  after the deduction of expenses.  This Trust  declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders  may have all  dividends  and  distributions  of  capital  gains automatically reinvested into additional shares of a fund.

MARKET PRICE:                    Price  per  share  of a  security  trading  in the  secondary  market.  For a closed-end  fund,  this is the price at which one share of the fund trades on the  stock  exchange.  If you were to buy or sell  shares,  you  would pay or receive the market price.

NET ASSET VALUE (NAV):           Net asset value is the total market value of all  securities and other assets held  by the  Trust,  plus  income  accrued  on its  investments,  minus  any liabilities  including  accrued  expenses,  divided  by the  total  number of outstanding  shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is  calculated  weekly and  published  in
                                 BARRON'S and THE NEW YORK TIMES on Saturday and THE WALL STREET  JOURNAL each
                                 Monday.

PREMIUM:                         When a fund's stock price is greater  than its net asset  value,  the fund is said to be trading at a premium.

PREREFUNDED BONDS:               These securities are collateralized by U.S.  Government  securities which are held in escrow and are used to pay  principal  and interest on the tax exempt issue  and  retire  the bond in full at the date  indicated,  typically  at a premium to par.


BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                          THE BLACKROCK FLORIDA INSURED
                            MUNICIPAL 2008 TERM TRUST
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM
                                                                     09247H 10 6
                                                                     09247H 30 7

[LOGO] Printed on recycled paper


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The BlackRock
FLORIDA INSURED
MUNICIPAL 2008 TERM
TRUST
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SEMI-ANNUAL REPORT
JUNE 30, 1998